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                                                                      EXHIBIT 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K into the Company's previously filed Registration Statements, File Numbers 33-7609, 33-22873 and 33-51532.



                                         ARTHUR ANDERSEN LLP


Orange County, California
March 25, 1996